ANNUAL REPORT

August 31, 1996

INVESCO
INCOME
FUNDS,
INC.

High Yield Fund
Select Income Fund
U.S. Government Securities Fund
Short-Term Bond Fund


Smart Choices For
Seeking Current Income


INVESCO FUNDS

Market Overview                                                   September 1996
      Over the first eight months of 1996, the securities markets have been exceptionally attentive to figures: Gross Domestic Product, unemployment, and earnings growth. Each announcement of fresh data has sent the S&P 500 and other market indexes moving in a new direction.
      Based on a moderate economic expansion, the stock market advanced 9.60% for the five months ended 5/31/96. But as expectations of economic vigor grew, investors began to see the likelihood of accelerating inflation. This in turn makes it more probable that the Federal Reserve Board may hike short-term interest rates. In June, the S&P 500 advanced a mere 0.44%; in July, the index declined sharply.(1)
      Since 1994 the Fed has actively manipulated short-term rates, seeking to maintain economic expansion without sparking inflation. Recently, there has been some indication that the central bank may allow a slightly higher level of inflation before tightening credit availability; however, their overall strategy is unlikely to alter in the near-term, given an impending presidential election and the recent reappointment of Alan Greenspan as Fed chairman.
      The current economic expansion has shown unexpected tenacity, with an annualized growth rate in GDP estimated at 4.7% for the second quarter of 1996. As a result, chances are growing stronger that the Fed will launch a preemptive strike against inflation during the second half of 1996.
      The market environment has been even more challenging for bond investors. Over the past 18 months, the fixed-income markets experienced two distinct phases. The first began in 1995 with a bond rally that ran through January 1996. Price advances were fueled by moderate economic growth and low inflation. For all of 1995, the broad fixed-income market had a total return of 19.24%, as measured by the Lehman Government/Corporate Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)
      The second fixed-income market phase was initiated in February of this year. The environment shifted to one of stronger economic growth, with the concomitant potential for upward spirals in wages and prices; mild indications of inflation have already appeared. Fixed-income investors responded to the positive economic news by sending prices tumbling.
      With more reassuring economic and corporate data being released, we may have entered a third phase. After losing ground in three of the previous four months, the Lehman Government/Corporate Bond Index achieved positive total returns for two of the past three months. (Of course, past performance is not a guarantee of future results.)(1),(2)

INVESCO Income Funds, Inc.
      The line graphs below illustrate the value of a $10,000 investment in each of the INVESCO Income Funds, plus reinvested dividends and capital gain distributions, if any, for the 10 years ended 8/31/96 (or for Short-Term Bond Fund, from inception through 8/31/96). The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(2)

High Yield Fund

                             High Yield Fund Fund
                         Average Annual Total Return
                               as of 8/31/96(2)

                    1 year                             11.38%
                    -----------------------------------------
                    5 years                            10.85%
                    -----------------------------------------
                    10 years                            8.66%
                    -----------------------------------------

      For the eight-month period ended 8/31/96, INVESCO High Yield Fund achieved a total return of 6.29%, compared to a total return of 4.62% for the Merrill Lynch High Yield Master Index. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming reinvestment of all dividends and capital gain distributions, for the period from 8/31/86 through 8/31/96.

      The high yield sector has provided most of the positive news for the fixed-income market in 1996. While U.S. Treasury and high quality corporate obligations have dropped significantly in value as interest rates rose, high yield bonds have been resilient.
      Understandably, credit risk assessment is critical to this fund. In addition to utilizing outside credit rating services such as Standard & Poor's and Moody's Investors Service, we perform extensive analysis of our own. Our research provides us additional insight on corporate restructurings, changes to a firm's fundamentals, potential merger & acquisition activity, and other issues. By putting together internal and third-party data, we seek to identify "special situations" which may lead to price appreciation for a specific bond due to market, institutional, and information flow inefficiencies.
      One particular area in which we look for opportunities involves companies with low credit ratings which are paying down debt. Some of these firms will emerge with investment grade ratings, due to balance sheet improvements. For example, MFS Communications was recently acquired by a higher quality company, resulting in gains for the fund.
      Other firms may be acquired by stronger companies. The fund currently owns bonds issued by a U.K.-based cable television firm which we believe to be a likely acquisition/joint venture candidate.

      Over the past few months, the fund's performance was hindered by our overweighting in zero coupon bonds and other interest rate-sensitive issues. We have since reduced this exposure.

Select Income Fund

                              Select Income Fund
                         Average Annual Total Return
                               as of 8/31/96(2)

                    1 year                              4.78%
                    -----------------------------------------
                    5 years                             9.17%
                    -----------------------------------------
                    10 years                            8.14%
                    -----------------------------------------

      For the eight-month period ended 8/31/96, INVESCO Select Income Fund achieved a total return of -1.10%, compared to a total return of -1.89% for the Lehman Government/Corporate Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)
      The fund's outperformance relative to the index was the result of several factors. In previous reports, we have discussed the importance of credit risk assessment, since Select Income Fund typically allocates investments between investment grade and high yield debt. At INVESCO, we rely on independent credit ratings services, as well as our internal research staff; the latter, in particular, can provide information regarding recapitalization plans, indenture-related issues, and other news which we can exploit in making investment decisions regarding specific positions. Combining data from these two sources allows us to identify companies which we believe may experience ratings upgrades due to improving fundamentals.
      Industries and industry groups are continuously monitored. Specifically, we are seeking to identify market segments which are over- or under-valued relative to their historical trading values.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Select Fund to the value of a $10,000 investment in the Lehman Government/Coporate Index, assuming reinvestment of all dividends and capital gain distributions, for the period from 8/31/86 through 8/31/96.

      In other instances, companies whose bonds we hold have been acquired by other companies. Such holdings may produce positive results independent of interest rate moves. Communications industries -- for example, cable television, competitive access providers, and broadcasting -- are one area where we see increased likelihood of merger & acquisition activity with resulting appreciation for certain securities. For example, MFS Communications was recently acquired by a higher quality company, resulting in again for the fund.
      One factor which has hindered fund performance this year is duration. (Duration is an expression of the fund's exposure to interest rate risk; if we anticipate that rates may rise, we shorten the duration.) In hindsight, it would have been to the fund's advantage to shorten duration earlier, when short-term interest rates began to climb. We are watching reports from the Fed and other sources closely as it becomes more likely that the Fed will act in the second half of 1996.

U.S. Government Securities Fund

                       U.S. Government Securities Fund
                         Average Annual Total Return
                               as of 8/31/96(2)


                    1 Year                              1.31%
                    -----------------------------------------
                    5 Years                             6.33%
                    -----------------------------------------
                    10 Years                            6.16%
                    -----------------------------------------

      For the eight-month period ended 8/31/96, INVESCO U.S. Government Securities Fund had a total return of -4.97%, compared to a total return of -7.71% for the Lehman Long Government Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO U.S. Government Securities Fund to the value of a $10,000 investment in the Lehman Long Government Bond Index, assuming reinvestment of all dividends and capital gain distributions, for the period from 8/31/86 through 8/31/96.

      The fund's outperformance relative to the index may be attributed to adjustments in the average duration of the portfolio. (Duration is an expression of the fund's exposure to interest rate risk; if we anticipate that rates may rise, we shorten the duration.) The fund typically maintains a duration of six to nine years; 7.5 is "neutral." Over the course of the year, we have actively managed the fund's average duration, seeking to benefit from short-term market rallies, while cushioning the fund against potential corrections.
      Direct government and government agency obligations represent the largest sector of the fixed-income market -- approximately $6 trillion. Because credit risk is effectively nil, the prices of Treasury securities are dependent solely on interest rate-risk. (Fund holdings, but not shares of the fund, may be issued or guaranteed by the U.S. government.) Long-term Treasuries were the worst hit obligations when interest rates began their sharp rise during the first quarter of 1996. Should interest rates decline, however, Treasury prices will be among the first to react positively.
      Over the past year, we have held 30% to 50% in direct government obligations, with 40% to 55% allocated to government agency mortgage-backed securities, such as GNMAs. This weighting generated slightly higher income levels at minimal additional credit risk.

Short-Term Bond Fund

                             Short-Term Bond Fund
                         Average Annual Total Return
                               as of 8/31/96(2)

                    1 year                              4.63%
                    -----------------------------------------
                    Since Inception (10/93)             3.74%
                    -----------------------------------------

      For the eight-month period ended 8/31/96, INVESCO Short-Term Bond Fund achieved a total return of 1.80%, compared to a total return of 2.26% for the Lehman 1-3 Year Government/Corporate Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Short-Term Bond Fund to the value of a $10,000 investment in the Lehman 1-3 Year Government/Corporate Bond Index, assuming reinvestment of all dividends and capital gain distributions, for the period from inception (10/93)through 8/31/96.

      The fund seeks to provide a better return than money market funds (whose share price is expected, but cannot be guaranteed, to remain stable), while offering less volatility than a long-term bond fund pursuing higher returns. Direct government and government agency obligations compose over half of the fund's portfolio. These high quality holdings balance the higher-risk, below-investment grade bonds which offer higher yields. Due to the narrow interest rate spreads between Treasuries and investment grade corporate securities, we have reduced our allocation to the latter.
      Under normal circumstances, the fund's average portfolio maturity ranges from one to three years. After short-term interest rates started their upward climb in February 1996, we began to shorten duration, which by the end of August stood at just under two years. (Duration is an expression of the fund's exposure to interest rate risk; if we anticipate that rates may rise, we shorten the duration.)

(1) The S&P 500 is an unmanaged index of common stocks illustrating broad equity market performance. The Lehman Government/ Corporate Bond Index, Lehman 1-3 Year Government/Corporate Bond Index, Lehman Long Government Bond Index, and Merrill Lynch High Yield Master Index are unmanaged indexes of securities considered to be representative of the overall domestic fixed-income, shorter-term bond, longer-term government bond and high yield bond markets, respectively.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

Fund Management
     Vice President Richard R. Hinderlie: co-manager,Short-Term Bond Fund; manager, U.S. Government Securities Fund. Dick began his investment career in 1973, and has extensive experience in fixed-income analysis and portfolio management. He received his MBA from Arizona State University and a BA in economics from Pacific Lutheran University.
     Senior Vice President Donovan "Jerry" Paul: co-manager, Short-Term Bond Fund; manager, Select Income Fund and High Yield Fund. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc. as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.


INVESCO Income Funds, Inc.
Statement of Investment Securities
August 31, 1996
                                                  Country        Shares, Units
                                                  Code if         or Principal
Description                                        Non US               Amount          Value
---------------------------------------------------------------------------------------------

HIGH YIELD Fund
FIXED INCOME SECURITIES 81.58%
Corporate Bonds 81.58%
AUTOMOBILE RELATED 0.91%
Venture Holdings Trust, Gtd
Sr Sub Notes, 9.750%, 4/1/2004                                      $3,950,000     $3,466,125
                                                                                  -----------
BROADCASTING 6.84%
Allbritton Communications,
    Sr Sub Deb 11.500%, 8/15/2004                                    5,185,000      5,340,550
    Series B, 9.750%, 11/30/2007                                     2,000,000      1,860,000
Benedek Broadcasting, Sr Secured
    Notes, 11.875%, 3/1/2005                                         4,450,000      4,833,813
Benedek Communications, Sr Sub
    Discount Step-Up Notes^, Zero
    Coupon^^, 5/15/2006                                              7,750,000      4,281,875
Chancellor Broadcasting, Sr Sub
    Notes, 9.375%, 10/1/2004                                         5,900,000      5,752,500
JCAC Inc, Gtd Sr Sub Notes,
    10.125%, 6/15/2006                                               3,900,000      3,997,500
                                                                                  -----------
                                                                                   26,066,238
                                                                                  -----------
BUILDING & CONSTRUCTION RELATED 1.11%
Ryland Group, Sr Notes, 10.500%,7/1/2006                             3,800,000      3,809,500
                                                                     3,800,000      3,809,500
USG Corp, Deb, 8.750%, 3/1/2017                                        400,000        398,000
                                                                                  -----------
                                                                                    4,207,500
                                                                                  -----------
CABLE TELEVISION 13.87%
Cablevision Industries, Sr Deb,
    Series B, 9.250%, 4/1/2008                                       7,027,000      7,123,621
Comcast Cable Partners Ltd, Sr
    Discount Step-Up Deb, Zero
    Coupon^^, 11/15/2007                               UK            7,900,000      4,937,500
Continental Cablevision, Sr Sub
    Deb, 11.000%, 6/1/2007                                           3,900,000      4,389,384




Kabelmedia Holding GmbH, Sr Discount
    Step-Up Notes, Zero Coupon^^,
    8/1/2006                                           GM            3,900,000      2,018,250
Lenfest Communications, Sr Notes,
    8.375%, 11/1/2005                                                1,000,000        920,000
Marcus Cable LP/Marcus Cable
    Capital III Sr Deb, 11.875%,
    10/1/2005                                                        8,230,000      8,579,775
    Sr Discount Step-Up Notes, Zero
    Coupon^^, 12/15/2005                                             8,500,000      5,461,250
Rogers Cablesystems Ltd, Sr Secured
    2nd Priority Deb, 10.000%, 12/1/2007               CA            5,000,000      4,962,500
Rogers Communications, Sr Notes, 9.125%,
    1/15/2006                                          CA            3,000,000      2,820,000
UIH Australia/Pacific, Sr Discount
    Step-Up Notes, Zero Coupon^^,
    5/15/2006                                          AS            8,000,000      4,140,000
United International Holdings, Sr
    Secured Discount Notes, Zero
    Coupon, 11/15/1999                                               6,145,000      4,024,975
Wireless One, Sr Notes, 13.000%,
    10/15/2003                                                       3,400,000      3,468,000
                                                                                  -----------
                                                                                   52,845,255
                                                                                  -----------
CHEMICALS 2.87%
NL Industries, Sr Secured Discount
    Step-Up Notes, Zero Coupon^^,
    10/15/2005                                                       7,750,000      6,238,750
Rexene Corp, Sr Notes, 11.750%,
    12/1/2004                                                        1,715,000      1,839,338
Sterling Chemicals Holdings, Sr Sub
    Notes, 11.750%, 8/15/2006                                        2,800,000      2,870,000
                                                                                  -----------
                                                                                   10,948,088
                                                                                  -----------
CONTAINERS 2.62%
Gaylord Container, Sr Sub Discount
    Step-Up Deb, 12.750%^^, 5/15/2005                                2,950,000      3,149,125
Riverwood International, Gtd Sr Sub
    Notes, 10.875%, 4/1/2008                                         2,850,000      2,764,500
Stone Container, Sr Notes, 11.500%,
    10/1/2004                                                        3,900,000      4,056,000
                                                                                  -----------
                                                                                    9,969,625
                                                                                  -----------





ELECTRONICS 1.57%
Advanced Micro Devices, Sr Secured
    Notes, 11.000%, 8/1/2003                                         5,900,000      5,973,750
                                                                                  -----------
GAMING 5.41%
Casino America, Gtd Sr Secured
    Notes, 12.500%, 8/1/2003                                         5,800,000      5,800,000
Station Casinos, Sr Sub Notes,
    Series B, 9.625%, 6/1/2003                                       5,820,000      5,587,200
Trump Atlantic City Associates/Trump
    Atlantic City Funding, 1st
    Mortgage Notes 11.250%, 5/1/2006                                 6,750,000      6,480,000
Trump Castle Funding, Mortgage Notes,
    11.750%, 11/15/2003                                              2,900,000      2,740,500
                                                                                  -----------
                                                                                   20,607,700
                                                                                  -----------
METALS & MINING 1.36%
Haynes International, Sr Notes,
    11.625%, 9/1/2004                                                5,250,000      5,184,375
                                                                                  -----------
MOTION PICTURES & TELEVISION 1.44%
Viacom Inc, Sub Deb, 8.000%, 7/7/2006                                6,000,000      5,471,406
                                                                                  -----------
OFFICE EQUIPMENT 0.89%
Dictaphone Corp, Gtd Sr Sub Notes,
    11.750%, 8/1/2005                                                3,900,000      3,393,000
                                                                                  -----------
OIL & GAS RELATED 4.23%
Gulf Canada Resources Ltd, Sr Sub Deb,
    9.625%, 7/1/2005                                   CA            6,850,000      6,747,312
Maxus Energy, Medium-Term Notes,
    Series C, 10.830%, 9/1/2004                                      4,900,000      4,941,204
TransTexas Gas, Gtd Sr Secured Notes,
    11.500%, 6/15/2002                                               4,225,000      4,436,250
                                                                                  -----------
                                                                                   16,124,766
                                                                                  -----------
PAPER & PAPER PRODUCTS 5.53%
Crown Paper, Sr Sub Notes,
    11.000%, 9/1/2005                                                3,900,000      3,714,750
Repap New Brunswick, 2nd Priority Sr
    Secured Notes, 10.625%, 4/15/2005                  CA            3,450,000      3,277,500
SD Warren, Sr Sub Notes, Series B,
    12.000%, 12/15/2004                                              6,900,000      7,296,750
Tembec Finance, Gtd Sr Notes,
    9.875%, 9/30/2005                                  CA            7,190,000      6,758,600
                                                                                  -----------
                                                                                   21,047,600
                                                                                  -----------



PRINTING & PUBLISHING 2.20%
Affiliated Newspapers Investments,
    Sr Discount Step-Up Notes, Zero
    Coupon^^, 7/1/2006                                               7,800,000      5,655,000
Hollinger International Publishing,
    Gtd Sr Sub Notes, 9.250% 2/1/2006                  CA            2,900,000      2,740,500
                                                                                  -----------
                                                                                    8,395,500
                                                                                  -----------
RECREATION PRODUCTS & SERVICES 1.50%
Six Flags Theme Parks, Sr Sub Discount
    Step-Up Notes, Series A Zero
    Coupon^^, 6/15/2005                                              6,750,000      5,720,625
                                                                                  -----------
RETAIL 0.78%
TPI Enterprises, Gtd Conv Sub
    Deb, 8.250%, 7/15/2002                                           3,368,000      2,963,840
                                                                                  -----------
SCHOOLS 0.25%
KinderCare Learning Centers,
    Sr Notes, 10.375%, 6/1/2001                                        900,000        951,750
                                                                                  -----------
TELECOMMUNICATIONS 21.12%
Arch Communications Group, Sr
    Discount Step-Up Notes,
    Zero Coupon^^, 3/15/2008                                         5,595,000      2,951,362
Centennial Cellular, Sr Notes,
    8.875%, 11/1/2001                                                5,500,000      5,142,500
Comcast Cellular, Sr Participating
    Redeemable Notes
    Series A, Zero Coupon, 3/5/2000                                  1,000,000        696,250
    Series B, Zero Coupon, 3/5/2000                                  5,400,000      3,759,750
CommNet Cellular, Sr Sub Discount
    Step-Up Notes, Zero Coupon^^,
    9/1/2003                                                         8,000,000      6,560,000
InterCel Inc, Sr Discount Step-Up
    Notes, Zero Coupon^^, 5/1/2006                                   4,000,000      2,090,000
International CableTel, Sr Deferred
    Step-Up Notes, Series B, Zero
    Coupon^^, 2/1/2006                                 UK           15,100,000      8,871,250
MFS Communications, Sr Discount
    Step-Up Notes, Zero Coupon^^,
    1/15/2006                                                       19,000,000     12,825,000






Millicom International Cellular SA,
    Sr Sub Discount Step-Up Notes^
    Zero Coupon^^, 6/1/2006                            LU            8,000,000      4,320,000
NEXTEL Communications, Sr Redeemable
    Discount Step-Up Notes
    Zero Coupon^^, 8/15/2004                                         3,900,000      2,286,375
ORBCOMM Global LP/ORBCOMM Global
    Capital, Sr Notes^, 14.000%,
    8/15/2004                                                        2,900,000      2,907,250
Rogers Cantel, Sr Secured Deb,
    9.375%, 6/1/2008                                   CA            8,000,000      7,840,000
Sprint Spectrum LP/Sprint Spectrum
    Finance, Sr Discount Step-Up Notes
    Zero Coupon^^, 8/15/2006                                        12,500,000      7,031,250
Teleport Communications Group,
    Sr Notes, 9.875%, 7/1/2006                                       4,400,000      4,389,000
Vanguard Cellular Systems, Sr Deb,
    9.375%, 4/15/2006                                                  750,000        731,250
Western Wireless, Sr Sub Notes,
    10.500%, 6/1/2006                                                8,060,000      8,039,850
                                                                                  -----------
                                                                                   80,441,087
                                                                                  -----------
TRANSPORTATION 3.50%
Stena AB, Sr Notes, 10.500%,
    12/15/2005                                         SW            3,900,000      3,939,000
TNT Transport Europe PLC/TNT USA,
    Gtd Sr Notes, 11.500%, 4/15/2004                   AS            4,800,000      4,992,000
Viking Star Shipping, 1st Pfd Ship
    Mortgage Notes, 9.625%, 7/15/2003                                4,300,000      4,407,500
                                                                                  -----------
                                                                                   13,338,500
                                                                                  -----------
UTILITIES 3.58%
El Paso Electric, 1st Mortgage Bonds,
    Series B, 7.750%, 5/1/2001                                       3,000,000      2,940,000
Intermedia Communications of Florida,
    Sr Discount Step-Up Notes
    Zero Coupon^^, 5/15/2006                                         4,800,000      2,856,000
Long Island Lighting, Deb, 9.000%,
    11/1/2022                                                        3,000,000      2,722,377
Niagara Mohawk Power, Secured
    Facils Bonds, 8.770%, 1/1/2018                                   5,500,000      5,106,271
                                                                                  -----------
                                                                                   13,624,648
                                                                                  -----------
TOTAL FIXED INCOME SECURITIES
    (Cost $315,792,684)                                                           310,741,378
                                                                                  -----------
PREFERRED STOCKS 5.10%
BROADCASTING 1.08%
Chancellor Radio Broadcasting,
    Sr Cum Exchangeable Pfd, 12.250%~                                   39,000      4,095,000
                                                                                  -----------




CABLE TELEVISION 3.25%
Cablevision Systems, Cum Exchangeable
    Pfd, Series H, 11.750%~                                             70,512      6,874,920
Tele-Communications Inc, Exchangeable
    Jr Pfd, Class B, 6.000%~                                            93,000      5,510,250
                                                                                  -----------
                                                                                   12,385,170
                                                                                  -----------
TELECOMMUNICATIONS 0.77%
ICG Holdings, Mandatory Redeemable
    Exchangeable Pfd~                                                    2,900      2,936,250
                                                                                  -----------
TOTAL PREFERRED STOCKS
    (Cost $19,124,750)                                                             19,416,420
                                                                                  -----------
OTHER SECURITIES 6.53%
BROADCASTING 0.98%
ParkCommunications,  Units^  (Each unit  consists
    of one $1,000 face amount Sr Note 13.750%,
    5/15/2004** and 1 wrnt to purchase
    10 shrs of cmn stock)                                                3,000      3,743,958
                                                                                  -----------
CABLE TELEVISION 3.39%
Australis Media Ltd,  Units (Each unit consists of
    one $1,000 face amount Sr Sub Discount Step-Up
    Note, Zero Coupon^^, 5/15/2003 and 1 wrnt to
    purchase 57.721 shrs of cmn stock)                    AS             1,950      1,092,000
CS  Wireless  Systems,  Units^ (Each unit consists
    of four $1,000 face amount Sr Discount Step-Up
    Notes, Zero Coupon^^, 3/1/2006 and 1.1 shrs of
    cmn stock)                                                           2,950      5,664,000
People's  Choice TV,  Units  (Each unit  consists
    of one $1,000  face amount Sr Discount Step-Up
    Note, Zero Coupon^^, 6/1/2004 and 1 wrnt to
    purchase 1.427 shrs of cmn stock)                                    4,850      2,788,750
United  International  Holdings,  Units  (Each unit
    consists of one $1,000 face amount Sr Secured
    Discount Note, Zero Coupon, 11/15/1999 and 1 wrnt
    to purchase 4.535 shrs of cmn stock)                                 4,900      3,350,375
                                                                                  -----------
                                                                                   12,895,125
                                                                                  -----------
RETAIL 0.77%
InterAct  Systems,  Units^  (Each unit  consists  of
    one $1,000  face  amount Sr Discount Step-Up Note,
    14.000%^^, 8/1/2003 and 1 wrnt to purchase 1 shr
    of cmn stock)                                                        4,400      2,948,000
                                                                                  -----------




TELECOMMUNICATIONS 1.39%
InterCel Inc,  Units  (Each unit  consists of ten $1,000
    face amount Sr Discount Step-Up Notes, Zero Coupon^^,
    2/1/2006 and 32 wrnts to purchase 1 shr of cmn stock)                  440      2,475,000

Occidente y Caribe Celular SA, Units^ (Each unit consists
    of one $1,000 face amount Sr Discount Step-Up Note, Zero
    Coupon^^, 3/15/2004 and 4 wrnts to purchase 5.709 shrs
    of cmn stock each)                                        CO         5,500      2,805,000
                                                                                  -----------
                                                                                    5,280,000
                                                                                  -----------
TOTAL OTHER SECURITIES
    (Cost $26,385,957)                                                             24,867,083
                                                                                  -----------
SHORT-TERM INVESTMENTS - COMMERCIAL
    PAPER 6.79%
FINANCE RELATED 6.79%
Associates Corp of North America,
    5.250%, 9/3/1996                                                13,500,000     13,500,000
Chevron Oil Finance, 5.280%, 9/3/1996                               12,383,000     12,383,000
                                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $25,883,000)                                                             25,883,000
                                                                                  -----------
TOTAL INVESTMENT SECURITIES
    AT VALUE 100.00%
    (Cost $387,186,391) (Cost for Income
    Tax Purposes $387,300,401)                                                    380,907,881
                                                                                  ===========

SELECT INCOME Fund
FIXED INCOME SECURITIES 93.93%
US Government Obligations 6.27%
US Treasury Bonds, 6.875%, 8/15/2025+                                5,000,000      4,796,875
US Treasury Notes, 6.875%, 5/15/2006+                               12,000,000     11,943,732
                                                                                  -----------
    TOTAL US GOVERNMENT OBLIGATIONS
    (Cost $17,165,000)                                                             16,740,607
                                                                                  -----------
US Government Agency Obligations 23.74%
Federal Home Loan Mortgage, Gold,
    Participation Certificates
    7.000%, 4/1/2008                                                 4,776,719      4,714,235
    7.000%, 4/1/2024                                                 4,636,223      4,438,761
    7.000%, 5/1/2024                                                 8,836,763      8,460,396
    7.000%, 6/1/2024                                                 4,364,900      4,178,994
    6.500%, 6/1/2010                                                 2,612,113      2,527,530
    6.500%, 10/1/2010                                                4,627,639      4,449,517
    6.500%, 9/9/2011~~                                              20,000,000     19,200,000




Federal National Mortgage Association,
    Gtd Mortgage Pass-Through
    Certificates, 7.500%, 12/1/2024                                  2,710,702      2,658,166
Government National Mortgage Associa-
    tion I Pass-Through Certificates
    7.500%, 5/15/2022                                                4,301,370      4,224,113
    7.500%, 11/15/2023                                               8,693,063      8,529,798
                                                                                  -----------
    TOTAL US GOVERNMENT AGENCY
    OBLIGATIONS
    (Cost $62,790,937)                                                             63,381,510
                                                                                  -----------
Corporate Bonds 63.92%
AEROSPACE & DEFENSE 0.99%
Howmet Corp, Sr Sub Notes,
    10.000%, 12/1/2003                                               2,500,000      2,656,250
                                                                                  -----------
BANKING 1.85%
Union Bank of Switzerland, Sub Notes,
    7.250%, 7/15/2006                                                5,000,000      4,932,590
                                                                                  -----------
BROADCASTING 4.54%
Allbritton Communications, Sr Sub Deb
    11.500%, 8/15/2004                                               3,225,000      3,321,750
    Series B, 9.750%, 11/30/2007                                     2,000,000      1,860,000
Benedek Broadcasting, Sr Secured
    Notes, 11.875%, 3/1/2005                                         2,100,000      2,281,125
Benedek Communications, Sr Sub Discount
    Step-Up Notes^, Zero Coupon^^,
    5/15/2006                                                        4,000,000      2,210,000
Young Broadcasting, Sr Sub Notes,
    Series B, 9.000%, 1/15/2006                                      2,650,000      2,438,000
                                                                                  -----------
                                                                                   12,110,875
                                                                                  -----------

BUILDING & CONSTRUCTION RELATED 3.89%
USG Corp
    Deb, 8.750%, 3/1/2017                                            2,110,000      2,099,450
    Sr Notes, 8.500%, 8/1/2005                                       8,340,000      8,277,450
                                                                                  -----------
                                                                                   10,376,900
                                                                                  -----------



CABLE TELEVISION 9.63%
Cablevision Industries, Sr Deb,
    Series B, 9.250%, 4/1/2008                                       9,860,000      9,995,575
Comcast Cable Partners Ltd, Sr
    Discount Step-Up Deb, Zero
    Coupon^^, 11/15/2007                                             2,900,000      1,812,500
Continental Cablevision, Sr Sub Deb,
    11.000%, 6/1/2007                                                9,900,000     11,142,282
Lenfest Communications, Sr Notes,
    8.375%, 11/1/2005                                                3,000,000      2,760,000
                                                                                  -----------
                                                                                   25,710,357
                                                                                  -----------
FINANCE RELATED 1.83%
General Motors Acceptance, Medium-Term
    Notes, 6.700%, 4/25/2001                                         5,000,000      4,887,195
                                                                                  -----------
GAMING 1.55%
Ballys Park Place Funding, Gtd
    1st Mortgage Notes, 9.250%,
    3/15/2004                                                        3,000,000      3,180,000
Trump Atlantic City Associates/Trump
    Atlantic City Funding, 1st
    Mortgage Notes 11.250%, 5/1/2006                                 1,000,000        960,000
                                                                                  -----------
                                                                                    4,140,000
                                                                                  -----------
HEALTH CARE RELATED 0.40%
Tenet Healthcare, Sr Sub Notes,
    10.125%, 3/1/2005                                                1,000,000      1,073,750
                                                                                  -----------
HOUSEHOLD & HARDWARE PRODUCTS 0.72%
LifeStyle Furnishings International,
    Sr Sub Notes^, 10.875%, 8/1/2006                                 1,900,000      1,923,750
                                                                                  -----------
INSURANCE 1.02%
Berkley (W R) Corp, Sr Notes,
    6.250%, 1/15/2006                                                3,000,000      2,715,894
                                                                                  -----------






INVESTMENT BROKERS 1.05%
Donaldson Lufkin & Jenrette,
    Medium-Term Notes, 5.625%,
    2/15/2016                                                        3,000,000      2,801,244
                                                                                  -----------
METALS & MINING 3.56%
Freeport-McMoRan Resource Partners LP,
    Sr Sub Notes, 8.750%, 2/15/2004                                  3,900,000      3,882,438
Royal Oak Mines, Sr Sub Notes^,
    11.000%, 8/15/2006                                               3,000,000      3,000,000
USX-Marathon Group, Conv Sub Deb,
    5.750%, 7/1/2001                                                 2,850,000      2,614,875
                                                                                  -----------
                                                                                    9,497,313
                                                                                  -----------
MOTION PICTURES & TELEVISION 4.09%
Viacom Inc, Sub Deb, 8.000%, 7/7/2006+                               8,000,000      7,295,208
Viacom International, Sub Deb
    Series A, 7.000%, 7/1/2003                                       2,000,000      1,811,972
    Series B, 7.000%, 7/1/2003                                       2,000,000      1,811,972
                                                                                  -----------
                                                                                   10,919,152
                                                                                  -----------
OIL & GAS RELATED 3.32%
Gulf Canada Resources Ltd
    Sr Notes, 8.350%, 8/1/2006                                       2,900,000      2,814,157
    Sr Sub Deb, 9.625%, 7/1/2005                                       350,000        344,753
    Sr Sub Deb, 9.250%, 1/15/2004                                    2,650,000      2,683,125
Maxus Energy, Medium-Term Notes,
    Series C, 10.830%, 9/1/2004                                      3,000,000      3,025,227
                                                                                  -----------
                                                                                    8,867,262
                                                                                  -----------
PAPER & PAPER PRODUCTS 1.80%
Canadian Pacific Forest Products Ltd,
    Deb, 10.250%, 1/15/2003                                          2,700,000      2,934,841
Tembec Finance, Gtd Sr Notes,
    9.875%, 9/30/2005                                                2,000,000      1,880,000
                                                                                  -----------
                                                                                    4,814,841
                                                                                  -----------
PRINTING & PUBLISHING 0.62%
News America Holdings, Sr Notes,
    8.500%, 2/15/2005                                                1,600,000      1,666,906
                                                                                  -----------
RECREATION PRODUCTS & SERVICES 0.82%
AMF Group, Sr Sub Discount Step-Up
    Notes^, Zero Coupon^^, 3/15/2006                                 3,750,000      2,179,688
                                                                                  -----------




RETAIL 2.27%
Ferrellgas Partners LP/Ferrellgas
    Partners Finance, Sr Secured Notes^,
    9.375%, 6/15/2006                                                3,000,000      2,958,750
Revco (D S) Inc, Sr Notes, 9.125%,
    1/15/2000                                                        3,000,000      3,112,500
                                                                                  -----------
                                                                                    6,071,250
                                                                                  -----------
SAVINGS & LOAN 0.74%
Western Financial Savings Bank, Sub
    Capital Deb, 8.500%, 7/1/2003                                    2,000,000      1,985,378
                                                                                  -----------
TELECOMMUNICATIONS 9.76%
Centennial Cellular, Sr Notes,
    8.875%, 11/1/2001                                                2,000,000      1,870,000
Comcast Cellular, Sr Participating
    Redeemable Notes, Series B
    Zero Coupon, 3/5/2000                                            3,000,000      2,088,750
IMPSAT Corp, Gtd Sr Notes^,
    12.125%, 7/15/2003                                               2,000,000      1,995,000
International CableTel, Sr Deferred
    Step-Up Notes, Series B, Zero
    Coupon^^, 2/1/2006                                               5,200,000      3,055,000
MFS Communications, Sr Discount
    Step-Up Notes, Zero Coupon^^,
    1/15/2006                                                        8,000,000      5,400,000
Rogers Cantel, Sr Secured Deb,
    9.375%, 6/1/2008                                                 4,000,000      3,920,000
US WEST Communications, Deb, 6.875%,
    9/15/2033                                                        2,000,000      1,702,500
Vanguard Cellular Systems, Sr Deb,
    9.375%, 4/15/2006                                                4,160,000      4,056,000
Western Wireless, Sr Sub Notes,
    10.500%, 6/1/2006                                                2,000,000      1,995,000
                                                                                  -----------
                                                                                   26,082,250
                                                                                  -----------
TRANSPORTATION 3.67%
Delta Air Lines, Equipment Trust
    Certificates, Series 1992C,
    9.300%, 1/2/2010                                                 2,800,000      3,063,298
Overseas Shipholding Group, Deb,
    8.750%, 12/1/2013                                                2,000,000      1,981,040
Teekay Shipping, Gtd 1st Preferred
    Ship Mortgage Notes, 8.320%,
    2/1/2008                                                         5,000,000      4,750,000
                                                                                  -----------
                                                                                    9,794,338
                                                                                  -----------



UTILITIES 5.80%
Cleveland Electric Illuminating,
    1st Mortgage Notes, 9.250%,
    5/1/2009                                                           500,000        491,497
El Paso Electric, 1st Mortgage Bonds,
    Series B, 7.750%, 5/1/2001                                       3,000,000      2,940,000
Long Island Lighting, Deb
    9.000%, 11/1/2022                                                5,000,000      4,537,295
    7.500%, 3/1/2007                                                 2,000,000      1,778,234
Niagara Mohawk Power, Secured Facils
    Bonds, 8.770%, 1/1/2018                                          3,000,000      2,785,239
Public Service of New Mexico, 1st
    Mortgage Notes, 9.000%, 5/1/2008                                 3,000,000      2,948,610
                                                                                  -----------
                                                                                   15,480,875
                                                                                  -----------
    TOTAL CORPORATE BONDS
    (Cost $175,112,969)                                                           170,688,058
                                                                                  -----------
TOTAL FIXED INCOME SECURITIES
    (Cost $255,068,906)                                                           250,810,175
                                                                                  -----------
SHORT-TERM INVESTMENTS -
    COMMERCIAL PAPER 6.07%

FINANCE RELATED 6.07%
Associates Corp of North America,
    5.250%, 9/3/1996                                                 8,100,000      8,100,000
General Electric Capital,
    5.280%, 9/3/1996                                                 8,100,000      8,100,000
                                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $16,200,000)                                                             16,200,000
                                                                                  -----------
TOTAL INVESTMENT SECURITIES AT
    VALUE 100.00%
    (Cost $271,268,906#)                                                          267,010,175
                                                                                  ===========

SHORT-TERM BOND Fund FIXED INCOME  SECURITIES  74.13%
US Government  Obligations 28.46% US Treasury Notes,
6.375%, 5/15/1999(Cost $3,022,031)                                   3,000,000      2,990,625
                                                                                  -----------





US Government Agency Obligations 24.96%
Federal Home Loan Mortgage, Gold,
    Participation Certificates
    7.000%, 6/1/2009                                                 1,289,130      1,270,616
    6.500%, 9/1/2010                                                 1,406,113      1,351,991
                                                                                  -----------
    TOTAL US GOVERNMENT AGENCY OBLIGATIONS
    (Cost $2,671,989)                                                               2,622,607
                                                                                  -----------
Corporate Bonds 20.71%
BROADCASTING 2.10%
Granite Broadcasting, Sr Sub Deb,
    12.750%, 9/1/2002                                                  200,000        220,500
                                                                                  -----------
CABLE TELEVISION 2.02%
Century Communications, Sr Sub Notes,
    11.875%, 10/15/2003                                                200,000        212,750
                                                                                  -----------
FINANCE RELATED 8.76%
Chrysler Financial, Notes,
    6.500%, 6/15/1998                                                  470,000        469,169
Ford Motor Credit, Medium-Term Notes,
    5.938%, 2/1/1999                                                   450,000        451,115
                                                                                  -----------
                                                                                      920,284
                                                                                  -----------
LEASING COMPANIES 3.82%
United States Leasing International,
    Medium-Term Notes,
    5.650%, 11/16/1998                                                 400,000        401,341
                                                                                  -----------
RECREATION PRODUCTS & SERVICES 2.01%
United Artists Theatre Circuit,
    Sr Secured Notes, Series B,
    11.500%, 5/1/2002                                                  200,000        211,000
                                                                                  -----------
TELECOMMUNICATIONS 2.00%
Rogers Cantel Mobile, Gtd Sr Sub
    Notes, 11.125%, 7/15/2002                                          200,000        210,250
                                                                                  -----------
    TOTAL CORPORATE BONDS
    (Cost $2,193,758)                                                               2,176,125
                                                                                  -----------
TOTAL FIXED INCOME SECURITIES
    (Cost $7,887,778)                                                               7,789,357
                                                                                  -----------




SHORT-TERM  INVESTMENTS  25.87%  Corporate Bonds
16.07% BUSINESS  SERVICES 1.79% Tenneco Credit,
Notes, 9.250%, 11/1/1996                                               187,000        187,980
                                                                                  -----------
FINANCE RELATED 7.66%
AVCO Financial Services, Notes,
    7.500%, 11/15/1996                                                 350,000        351,277
General Motors Acceptance, Notes,
    7.750%, 4/15/1997                                                  450,000        454,358
                                                                                  -----------
                                                                                      805,635
                                                                                  -----------
INVESTMENT BROKERS 3.80%
Merrill Lynch & Co, Notes,
    5.000%, 12/15/1996                                                 400,000        399,257
                                                                                  -----------
UTILITIES 2.82%
Detroit Edison, Gen & Ref Mortgage,
    6.000%, 12/1/1996                                                  296,000        296,033
                                                                                  -----------
    TOTAL CORPORATE BONDS
    (Cost $1,738,769)                                                               1,688,905
                                                                                  -----------
Repurchase Agreements 9.80%
Repurchase Agreement with State
    Street Bank & Trust Co dated  8/30/1996 due
    9/3/1996 at 5.200%, repurchased at $1,030,595
   (Collateralized by US Treasury Bonds due 8/15/2023
   at 6.250%, value $1,038,238)(Cost $1,030,000)                     1,030,000      1,030,000
                                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,768,769)                                                               2,718,905
                                                                                  -----------
TOTAL INVESTMENT SECURITIES AT
    VALUE 100.00%
    (Cost $10,656,547#)                                                            10,508,262
                                                                                 ============

U.S. GOVERNMENT SECURITIES Fund
FIXED INCOME SECURITIES 83.05%
US Government Obligations 40.73%
US Treasury Bonds
    8.500%, 2/15/2020                                                5,000,000      5,675,000
    8.125%, 8/15/2019                                                5,000,000      5,460,930
    8.125%, 5/15/2021                                               10,000,000     10,946,860
                                                                                  -----------
    TOTAL US GOVERNMENT OBLIGATIONS
    (Cost $21,960,156)                                                             22,082,790
                                                                                  -----------







US Government Agency Obligations 42.32%
Federal Home Loan Mortgage, Gold,
    Participation Certificates,
    6.500%, 4/1/2026                                                14,916,181     13,802,076
Government National Mortgage Association
    I, Pass-Through Certificates
    6.500%, 4/15/2026                                                9,949,816      9,147,652
                                                                                  -----------
    TOTAL US GOVERNMENT AGENCY OBLIGATIONS
    (Cost $23,411,270)                                                             22,949,728
                                                                                  -----------
TOTAL FIXED INCOME SECURITIES
    (Cost $45,371,426)                                                             45,032,518
                                                                                  -----------
SHORT-TERM INVESTMENTS -
    REPURCHASE AGREEMENTS 16.95%
Repurchase  Agreement  with State  Street  Bank &
    Trust Co dated  8/30/1996  due 9/3/1996 at 5.200%,
    repurchased at $9,195,310 (Collateralized by US Treasury
    Bonds due 8/15/2023 at 6.250%, value $9,256,155)
    (Cost $9,190,000)                                                9,190,000      9,190,000
                                                                                  -----------
TOTAL INVESTMENT SECURITIES
    AT VALUE 100.00%
    (Cost $54,561,426#)                                                            54,222,518
                                                                                  ===========

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

** Security is a payment-in-kind (PIK) bond. PIK bonds may make interest payments in additional securities.

~ Security may make interest payments in other types of securities or cash.

+ Security has been designated as collateral for To-Be-Announced (TBA) securities.

~~ Security is a To-Be-Announced (TBA) security.

# Also represents cost for income tax purposes.

^ The following are restricted securities at August 31, 1996:

                                                                                     Value as
                                              Acquisition       Acquisition              % of
Description                                       Date(s)              Cost        Net Assets
----------------------------------------------------------------------------------------------
High Yield Fund
Benedek Communications, Sr Sub
    Discount Step-Up Notes                        8/27/96        $4,256,968             1.14%
CS Wireless Systems, Units                        2/16/96         7,108,270              1.51
InterAct Systems, Units                           7/30/96         2,932,996              0.79
Millicom International Cellular
    SA, Sr Sub Discount Step-Up
    Notes, Zero Coupon, 6/1/2006                  5/24/96         4,256,663              1.15
Occidente y Caribe Celular SA, Units              5/31/96         2,944,093              0.75
ORBCOMM Global LP/ORBCOMM Global
    Capital, Sr Notes
    14.000%, 8/15/2004                             8/2/96         2,900,000              0.77
Park Communications, Units                         5/6/96         3,000,000              1.00
                                                                                  -----------
                                                                                        7.11%
                                                                                  ===========
Select Income Fund
AMF Group, Sr Sub Discount
    Step-Up Notes Zero Coupon,
    3/15/2006                                      3/7/96         2,186,726             0.84%
Benedek Communications, Sr Sub
    Discount Step-Up Notes
    Zero Coupon, 5/15/2006                        5/30/96         2,188,670              0.86
Ferrellgas Partners LP/Ferrellgas
    Partners Finance Sr Secured
    Notes, 9.375%, 6/15/2006                      4/23/96         3,000,000              1.15
IMPSAT Corp, Gtd Sr Notes,
    12.125%, 7/15/2003                            7/25/96         2,000,000              0.77
LifeStyle Furnishings International,
    Sr Sub Notes 10.875%, 8/1/2006                7/31/96         1,900,000              0.75
Royal Oak Mines, Sr Sub Notes,
    11.000%, 8/15/2006                             8/5/96         3,000,000              1.16
                                                                                  -----------
                                                                                        5.53%
                                                                                  ===========

Summary of Investments by Country
                                    % of
                                  Country       Investment
Country                             Code        Securities         Value
---------------------------------------------------------------------------
High Yield Fund
Australia                            AS              2.68       $10,224,000
Canada                               CA              9.23        35,146,412
Colombia                             CO              0.74         2,805,000
Germany                              GM              0.53         2,018,250
Luxembourg                           LU              1.13         4,320,000
Sweden                               SW              1.03         3,939,000
United Kingdom                       UK              3.63        13,808,750
United States                        US             81.03       308,646,469
                                                ---------------------------
                                                   100.00%      380,907,881
                                                ===========================

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Assets and Liabilities
August 31, 1996

                                                                                                                   U.S.
                                                             High            Select        Short-Term        Government
                                                            Yield            Income              Bond        Securities
                                                             Fund              Fund              Fund              Fund
                                                     ------------------------------------------------------------------

ASSETS
Investment Securities:
    At Cost~                                         $387,186,391      $271,268,906       $10,656,547       $54,561,426
                                                     ==================================================================
    At Value~                                         380,907,881       267,010,175        10,508,262        54,222,518
Cash                                                       11,641            48,256             5,505             6,500
Receivables:
    Investment Securities Sold                          1,964,442        10,006,313                 0                 0
    Fund Shares Sold                                      974,366           534,264           108,459           192,579
    Dividends and Interest                              5,818,172         3,709,821           149,507           416,405
Prepaid Expenses and Other Assets                          52,994            32,053            13,114            13,663
                                                     ------------------------------------------------------------------
TOTAL ASSETS                                          389,729,496       281,340,882        10,784,847        54,851,665
                                                     ------------------------------------------------------------------
LIABILITIES
Payables:
    Distributions to Shareholders                         375,867           180,107             2,343            17,628
    Investment Securities Purchased                    12,632,681        22,162,855                 0                 0
    Fund Shares Repurchased                             1,436,592           849,873            37,515           207,444
Accrued Distribution Expenses                              78,839            55,191             2,243            11,195
Accrued Expenses and Other Payables                         4,273                 0             8,162             1,816
                                                     ------------------------------------------------------------------
TOTAL LIABILITIES                                      14,528,252        23,248,026            50,263           238,083
                                                     ------------------------------------------------------------------
Net Assets at Value                                   375,201,244       258,092,856        10,734,584        54,613,582
                                                     ==================================================================
NET ASSETS
Paid-in Capital*                                      380,583,412       261,161,169        11,209,671        55,403,619
Accumulated Undistributed (Distributions
    In Excess of) Net Investment Income                   (1,009)            24,027                 0                 0






Accumulated Undistributed Net Realized Gain
    (Loss) on Investment Securities                       897,351         1,166,391         (326,802)         (451,129)
Net Depreciation of Investment Securities             (6,278,510)       (4,258,731)         (148,285)         (338,908)
                                                     ------------------------------------------------------------------
Net Assets at Value                                   375,201,244       258,092,856        10,734,584        54,613,582
                                                     ==================================================================
Shares Outstanding                                     54,835,176        40,629,816         1,140,887         7,638,635
Net Asset Value, Offering and Redemption
    Price per Share                                          6.84              6.35              9.41              7.15
                                                     ==================================================================

     ~ Investment securities at cost and value at August 31, 1996 include repurchase agreements of $1,030,000 and $9,190,000 for Short-Term Bond and U.S. Government Securities Funds, respectively.

     * The Fund has 600 million authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Operations
Year Ended August 31, 1996

                                                                                                                U.S.
                                                            High             Select        Short-Term        Government
                                                            Yield            Income           Bond           Securities
                                                            Fund             Fund             Fund              Fund
                                                     ------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Interest                                              $34,606,209       $20,863,877          $587,044       $ 2,863,742
Dividends                                                  38,414                 0                 0                 0
                                                     ------------------------------------------------------------------
    TOTAL INCOME                                       34,644,623        20,863,877           587,044         2,863,742
                                                     ------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                1,671,610         1,410,937            44,394           233,025
Distribution Expenses                                     857,391           641,335            22,197           105,920
Transfer Agent Fees                                       532,180           614,471            51,685           177,086
Administrative Fees                                        61,443            48,480            11,332            16,355
Custodian Fees and Expense                                 52,802            67,243             6,372            14,461
Directors' Fees and Expenses                               23,582            19,498             8,261            10,022
Professional Fees and Expenses                             26,493            23,487            12,149            16,813
Registration Fees and Expenses                             71,720            60,195            25,653            26,145
Reports to Shareholders                                    84,285            68,753             8,298            22,899
Other Expenses                                             25,119            19,503             2,077             3,985
                                                     ------------------------------------------------------------------
    TOTAL EXPENSES                                      3,406,625         2,973,902           192,418           626,711
    Fees and Expenses Absorbed by
    Investment Adviser                                      (521)         (372,595)         (121,704)         (195,258)
    Fees and Expenses Paid Indirectly                    (36,858)          (36,064)           (2,666)           (7,776)
                                                     ------------------------------------------------------------------
    NET EXPENSES                                        3,369,246         2,565,243            68,048           423,677
                                                     ------------------------------------------------------------------
NET INVESTMENT INCOME                                  31,275,377        18,298,634           518,996         2,440,065
                                                     ------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
    Securities                                         13,285,701         3,393,400          (36,906)           687,053
Change in Net Depreciation of Investment
    Securities                                        (8,092,678)      (10,577,175)          (88,336)       (3,007,303)
                                                     ------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT SECURITIES                5,193,023       (7,183,775)         (125,242)       (2,320,250)
                                                     ------------------------------------------------------------------
Net Increase in Net Assets from Operations             36,468,400        11,114,859           393,754           119,815

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Changes in Net Assets
Year Ended August 31


                                                             High Yield Fund                    Select Income Fund
                                                         1996              1995              1996              1995
                                                    -------------------------------      ------------------------------

OPERATIONS
Net Investment Income                                 $31,275,377       $25,855,573       $18,298,634       $12,692,130
Net Realized Gain (Loss) on Investment
    Securities                                         13,285,701       (9,175,919)         3,393,400         1,099,163
Change in Net Appreciation (Depreciation)
    of Investment Securities                          (8,092,678)        13,064,414      (10,577,175)        10,684,511
                                                    -------------------------------      --------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS             36,468,400        29,744,068        11,114,859        24,475,804
                                                    -------------------------------      --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                (31,275,377)      (25,855,573)      (18,298,634)      (12,692,130)
In Excess of Net Investment Income                        (1,009)                 0         (236,099)         (120,083)
Net Realized Gain on Investment Securities                      0                 0         (928,028)                 0
In Excess of Net Realized Gain on
    Investment Securities                                       0       (1,057,760)                 0                 0
                                                    -------------------------------      --------------------------------
TOTAL DISTRIBUTIONS                                  (31,276,386)      (26,913,333)      (19,462,761)      (12,812,213)
                                                    -------------------------------      --------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         521,528,845       369,650,883       183,060,076       168,255,492
Reinvestment of Distributions                          26,085,121        22,047,381        17,478,881        11,346,504
                                                    -------------------------------      --------------------------------
                                                      547,613,966       391,698,264       200,538,957       179,601,996
Amounts Paid for Repurchases of Shares              (466,563,331)     (349,343,198)     (150,695,392)     (113,005,592)
                                                    -------------------------------      --------------------------------
NET INCREASE IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS                       81,050,635        42,355,066        49,843,565        66,596,404
                                                    -------------------------------      --------------------------------
Total Increase in Net Assets                           86,242,649        45,185,801        41,495,663        78,259,995
NET ASSETS
Beginning of Period                                   288,958,595       243,772,794       216,597,193       138,337,198
                                                    -------------------------------      --------------------------------
End of Period                                         375,201,244       288,958,595       258,092,856       216,597,193
                                                    ===============================      ================================
Accumulated Undistributed (Distributions
    In Excess of) Net Investment Income
    Included in Net Assets at End of Period               (1,009)                 0            24,027                 0
                                                    ===============================      ================================






FUND SHARE TRANSACTIONS
Shares Sold                                            76,321,844        56,172,989        27,935,727        26,867,635
Shares Issued from Reinvestment of
    Distributions                                       3,819,405         3,348,656         2,677,261         1,806,508
                                                    -------------------------------      --------------------------------
                                                       80,141,249        59,521,645        30,612,988        28,674,143
Shares Repurchased                                   (68,212,157)      (52,832,960)      (23,097,234)      (17,930,852)
                                                    -------------------------------      --------------------------------
Net Increase in Fund Shares                            11,929,092         6,688,685         7,515,754        10,743,291
                                                    ================================      ================================

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Changes in Net Assets (Continued)
Year Ended August 31

                                                                Short-Term                       U.S. Government
                                                                Bond Fund                        Securities Fund
                                                       ----------------------------        --------------------------
                                                             1996              1995            1996              1995

OPERATIONS
Net Investment Income                                    $518,996          $523,746      $2,440,065        $2,493,232
Net Realized Gain (Loss) on Investment
    Securities                                           (36,906)           (7,117)         687,053         (408,402)
Change in Net Appreciation (Depreciation)
    of Investment Securities                             (88,336)            89,746     (3,007,303)         3,021,667
                                                       ----------------------------    ------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                393,754           606,375         119,815         5,106,497
                                                       ----------------------------    ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (518,996)         (523,746)     (2,440,065)       (2,493,232)
In Excess of Net Investment Income                        (2,069)           (2,276)        (57,412)          (19,177)
                                                       ----------------------------    ------------------------------
TOTAL DISTRIBUTIONS                                     (521,065)         (526,022)     (2,497,477)       (2,512,409)
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                          19,759,334        14,790,698      85,568,163        75,656,494
Reinvestment of Distributions                             477,042           487,634       2,279,230         2,314,765
                                                       ----------------------------    ------------------------------
                                                       20,236,376        15,278,332      87,847,393        77,971,259
Amounts Paid for Repurchases of Shares
                                                       ----------------------------    ------------------------------
                                                     (18,353,980)      (14,257,062)    (68,943,386)      (79,217,928)
NET INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS                        1,882,396         1,021,270      18,904,007       (1,246,669)
                                                       ----------------------------    ------------------------------
Total Increase in Net Assets                            1,755,085         1,101,623      16,526,345         1,347,419
NET ASSETS
Beginning of Period                                     8,979,499         7,877,876      38,087,237        36,739,818
                                                       ----------------------------    ------------------------------
End of Period                                          10,734,584         8,979,499      54,613,582        38,087,237
                                                       ============================     ==============================

FUND SHARE TRANSACTIONS
Shares Sold                                             2,075,335         1,565,933      11,508,907        10,741,553
Shares Issued from Reinvestment of
    Distributions                                          50,130            51,720         305,421           323,737
                                                       ----------------------------    ------------------------------
                                                        2,125,465         1,617,653      11,814,328        11,065,290





Shares Repurchased                                    (1,925,401)       (1,509,685)     (9,263,315)      (11,155,172)
                                                       ----------------------------    ------------------------------
Net Increase (Decrease) in Fund Shares                    200,064           107,968       2,551,013          (89,882)
                                                       ============================    ==============================

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Income Funds, Inc. (the "Fund"), was incorporated in Maryland and presently consists of four separate Funds: High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund. The investment objectives of the Funds are: to seek a high level of current income for the High Yield and Select Income
Funds; to seek a high level of current income with minimum fluctuation in principal value while maintaining liquidity for the Short-Term Bond Fund; and to seek a high level of current income by investing in debt obligations issued by the U.S. Government or its agencies for the U.S. Government Securities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
A. SECURITY VALUATION - Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
       Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
       If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
       Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. TO-BE-ANNOUNCED SECURITIES - To-be-announced ("TBA") securities held by the Fund are fully collateralized by other securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the TBA securities.
C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
       The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
       The High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
       Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
       Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
E.  FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At August 31, 1996, Short-Term Bond Fund had $64, $285,423 and $17,095, in net capital loss carryovers which expire in the years 2002, 2003 and 2004, respectively. At August 31, 1996, U.S. Government Securities Fund had $434,697, in net capital loss carryovers which expire in the year 2003.
       Short-Term Bond Fund incurred and elected to defer post-October 31 net capital losses of $24,220 to the year ended August 31, 1997. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.
       Net capital loss carryovers utilized in 1996 by the High Yield and U.S. Government Securities Funds amounted to $6,030,690 and $646,073, respectively.

      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Reinvestment of dividends is effected at the month-end net asset value. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
       During the year ended August 31, 1996, the effect of such  differences on
    accumulated    undistributed   net   investment   income   and   accumulated
    undistributed net realized gain on investment securities were as follows:

                                            Accumulated             Accumulated
                                          Undistributed           Undistributed
                                           Net Realized             Net Gain on
                                             Investment              Investment
Fund                                             Income              Securities
--------------------------------------------------------------------------------
Select Income Fund                             $260,126              $(260,126)
Short-Term Bond Fund                              2,069                 (2,069)
U.S. Government Securities Fund                  57,412                (57,412)

Net investment income, net realized gains, paid-in capital and net assets were not affected.
G. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
       Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Other Expenses, which include Pricing Expenses, are reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
       For the year ended August 31, 1996, Fees and Expenses Paid Indirectly consisted of the following:

                                         Custodian Fees                   Other
Fund                                       and Expenses                Expenses
--------------------------------------------------------------------------------
High Yield Fund                                 $36,758                    $100
Select Income Fund                               36,064                       0
Short-Term Bond Fund                              2,666                       0
U.S. Government Securities Fund                   7,776                       0

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                               AVERAGE NET ASSETS
                             --------------------------------------------------
                               $0 to            $300 Million              Over
                               $300               to $500                 $500
Fund                          Million             Million                Million
--------------------------------------------------------------------------------
High Yield Fund               0.50%               0.40%                  0.30%
Select Income Fund            0.55%               0.45%                  0.35%
Short-Term Bond Fund          0.50%               0.40%                  0.30%
U.S. Government
Securities Fund               0.55%               0.45%                  0.35%

     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Fund are made by ITC. Fees for such sub-advisory services are paid by IFG. In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG received a transfer agent fee at an annual rate of $20.00 per shareholder account, or per participant in an omnibus account through April 30, 1996. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. As of May 1, 1996, the transfer agent fee became $26.00 per shareholder account or, where applicable, per participant in an omnibus account, per year, computed in a manner similar to the previous fee.
     A plan of  distribution  pursuant  to Rule  12b-1 of the Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the year ended August 31, 1996, High Yield, Select Income, Short-Term Bond and U.S. Government Securities Funds paid the Distributor $842,755, $630,553, $21,828 and $102,611, respectively, for reimbursement of expenses incurred. IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by High Yield, Select Income and U.S. Government Securities Funds, and IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Short-Term Bond Fund.

     NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                        Purchases                   Sales
--------------------------------------------------------------------------------
High Yield Fund                            $925,311,661            $850,134,108
Select Income Fund                          482,360,773             415,654,074
Short-Term Bond Fund                          1,524,320               2,212,426

For the year ended August 31, 1996, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                        Purchases                   Sales
--------------------------------------------------------------------------------
Select Income Fund                          $79,761,985             $95,935,975
Short-Term Bond Fund                          8,535,783               5,268,695
U.S. Government Securities Fund              92,238,609              78,567,119

NOTE 4 - APPRECIATION AND DEPRECIATION. At August 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net depreciation by Fund were as follows:

                               Gross                Gross                 Net
Fund                         Appreciation         Depreciation      Depreciation
--------------------------------------------------------------------------------
High Yield Fund              $2,906,328           $9,298,848         $6,392,520
Select Income Fund            1,678,674            5,937,405          4,258,731
Short-Term Bond Fund              3,389              151,674            148,285
U.S. Government
Securities Fund                 403,586              742,494            338,908

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 25% of the retainer fee at the time of retirement. As of July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement.

    Pension expenses for the year ended August 31, 1996, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                  Unfunded
                               Pension            Accrued             Pension
Fund                           Expenses           Pension Costs       Liability
--------------------------------------------------------------------------------
High Yield Fund                $3,200             $6,386                $15,023
Select Income Fund              2,410              3,055                  8,521
Short-Term Bond Fund               91                228                    502
U.S. Government
Securities Fund                   440                941                  2,167

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the year ended August 31, 1996, there were no such borrowings.

INVESCO Income Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)

                                                                                       Period               Year
                                                                                       Ended                Ended
                                              Year Ended August 31                     August 31            December 31
                                          ------------------------------------        ----------        -------------------

                                            1996           1995           1994         1993>>           1992           1991

                                                High Yield Fund

PER SHARE DATA
Net Asset Value -
    Beginning of Period                    $6.73          $6.73          $7.32          $6.97          $6.66          $6.00
                                          ------------------------------------        ----------       --------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.63           0.66           0.62           0.39           0.64           0.70
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)          0.11           0.03         (0.59)           0.36           0.30           0.64
                                          ------------------------------------        ----------       --------------------
Total from Investment Operations            0.74           0.69           0.03           0.75           0.94           1.34
                                          ------------------------------------        ----------       --------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
    Income+                                 0.63           0.66           0.62           0.40           0.63           0.68
In Excess of Capital Gains                  0.00           0.03           0.00           0.00           0.00           0.00
                                          ------------------------------------        ----------       --------------------
Total Distributions                         0.63           0.69           0.62           0.40           0.63           0.68
                                          ------------------------------------        ----------       --------------------
Net Asset Value -
    End of Period                           6.84           6.73           6.73           7.32           6.97           6.66
                                          ====================================        ==========       ====================

TOTAL RETURN                              11.38%         11.12%          0.37%        11.01%*         14.53%         23.51%

RATIOS
Net Assets - End of Period
    ($000 Omitted)                       375,201        288,959        243,773        308,945        212,172         99,103
Ratio of Expenses to
    Average Net Assets#                   0.99%@          1.00%          0.97%         0.97%~          1.00%          1.05%
Ratio of Net Investment Income
    to Average Net Assets#                 9.13%         10.01%          8.70%         8.28%~          9.29%         10.57%
Portfolio Turnover Rate                     266%           201%           195%           45%*           120%            64%

>> From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

+ Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less that $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.99%, 1.07% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 9.13%, 9.94% and 8.69%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

INVESCO Income Funds, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                                       Period                 Year
                                                                                       Ended                  Ended
                                                   Year Ended August 31                August 31            December 31
                                            1996           1995           1994         1993>>           1992           1991
                                          ------------------------------------        ----------       ---------------------

                                           Select Income Fund

PER SHARE DATA
Net Asset Value -
    Beginning of Period                     6.54           6.18           6.80           6.53           6.50           5.96
                                          ------------------------------------        ----------       ---------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.47           0.47           0.47           0.33           0.52           0.53
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)         (0.17)          0.36          (0.43)          0.27           0.13           0.53
                                          ------------------------------------        ----------       ---------------------
Total from Investment Operations            0.30           0.83           0.04           0.60           0.65           1.06
                                          ------------------------------------        ----------       ---------------------
LESS DISTRIBUTIONS
Dividends from Net
    Investment Income                       0.46           0.47           0.47           0.33           0.52           0.52
In Excess of Net Investment
    Income+                                 0.01           0.00           0.00           0.00           0.00           0.00
Distributions from Capital Gains            0.02           0.00           0.09           0.00           0.10           0.00
In Excess of Capital Gains                  0.00           0.00           0.10           0.00           0.00           0.00
                                          ------------------------------------        ----------       ---------------------
Total Distributions                         0.49           0.47           0.66           0.33           0.62           0.52
                                          ------------------------------------        ----------       ---------------------
Net Asset Value -
    End of Period                           6.35           6.54           6.18           6.80           6.53           6.50
                                          ====================================        ==========       =====================
TOTAL RETURN                                4.78%         14.01%          0.47%          9.42%*        10.38%         18.57%

RATIOS
Net Assets - End of Period
    ($000 Omitted)                       258,093        216,597        138,337         158,780       123,036         93,827
Ratio of Expenses to Average
    Net Assets#                             1.01%@         1.00%          1.11%          1.15%~         1.14%          1.15%
Ratio of Net Investment Income
    to Average Net Assets#                  7.14%          7.38%          7.22%          7.40%~         7.97%          8.57%
Portfolio Turnover Rate                      210%           181%           135%           105%*          178%           117%


>> From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.16%, 1.22% and 1.15%, respectively, and ratio of net investment income to average net assets would have been 6.99%, 7.16% and 7.18%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

INVESCO Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                                                    Period
                                                                                    Ended
                                                Year Ended August 31                August 31
                                           ---------------------------------     ------------
                                              1996               1995                1994^

                                              Short-Term Bond Fund

PER SHARE DATA
Net Asset Value -
    Beginning of Period                       $9.54              $9.46              $ 10.00
                                           ---------------------------------     ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.56               0.57                 0.47
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)           (0.13)               0.08               (0.54)
                                           ---------------------------------     ------------
Total from Investment Operations               0.43               0.65               (0.07)
                                           ---------------------------------     ------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+          0.56               0.57                 0.47
                                           ----------------------------------    ------------
Net Asset Value - End of Period                9.41               9.54                 9.46
                                           ==================================    ============

TOTAL RETURN                                  4.63%              7.16%             (0.72%)*

RATIOS
Net Assets - End of Period
    ($000 Omitted)                           10,735              8,979                7,878
Ratio of Expenses to Average Net Assets#     0.80%@              0.46%               0.46%~
Ratio of Net Investment Income to
    Average Net Assets#                       5.85%              6.05%               5.50%~
Portfolio Turnover Rate                        103%                68%                169%*

^ From September 30, 1993, commencement of operations, to August 31, 1994.

+ Distributions in excess of net investment income for the years ended August 31, 1996 and 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the years ended August 31, 1996, 1995 and for the period ended August 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.17%, 2.09% and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 4.48%, 4.42% and 3.92% (annualized), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

INVESCO Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                                                      Period                  Year
                                                                                      Ended                   Ended
                                                  Year Ended August 31               August 31              December 31
                                          -------------------------------------    ------------      ----------------------
                                            1996           1995           1994         1993>>           1992           1991


                                          U.S. Government Securities Fund

PER SHARE DATA
Net Asset Value -
    Beginning of Period                    $7.49          $7.10          $8.19          $7.61          $7.65          $7.09
                                          -------------------------------------    ------------      ----------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.44           0.45           0.41           0.28           0.46           0.48
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)        (0.34)           0.39         (0.93)           0.58         (0.04)           0.57
                                          -------------------------------------    ------------      ----------------------
Total from Investment Operations            0.10           0.84         (0.52)           0.86           0.42           1.05
                                          -------------------------------------    ------------      ----------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
    Income                                  0.43           0.45           0.41           0.28           0.46           0.49
In Excess of Net Investment
    Income+                                 0.01           0.00           0.00           0.00           0.00           0.00
Distributions from Capital Gains            0.00           0.00           0.16           0.00           0.00           0.00
                                          -------------------------------------    ------------      ----------------------
Total Distributions                         0.44           0.45           0.57           0.28           0.46           0.49
                                          -------------------------------------    ------------      ----------------------
Net Asset Value - End of Period             7.15           7.49           7.10           8.19           7.61           7.65
                                          =====================================    ============      ======================

TOTAL RETURN                               1.31%         12.37%        (6.53%)        11.61%*          5.68%         15.56%

RATIOS
Net Assets - End of Period
    ($000 Omitted)                        54,614         38,087         36,740         36,391         35,799         29,229
Ratio of Expenses to Average
    Net Assets#                           1.02%@          1.00%          1.32%         1.40%~          1.27%          1.27%
Ratio of Net Investment Income
    to Average Net Assets#                 5.76%          6.24%          5.46%         5.36%~          6.08%          6.78%
Portfolio Turnover Rate                     212%            99%            95%          100%*           115%            67%


>> From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.48%, 1.51% and 1.42%, respectively, and ratio of net investment income to average net assets would have been 5.30%, 5.73% and 5.36%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Income Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund (constituting INVESCO Income Funds, Inc., hereafter referred to as the "Fund") at August 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP

Denver, Colorado
September 30, 1996

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(R), your 24-hour Personal
Account Line, call: 1-800-424-8085

You can find us on the Word Wide Web:
http://www.invesco.com

Or write to:
INVESCO Funds Group, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue, Lobby Level

This information must be preceded or accompanied by an effective prospectus.